UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2023

Date of reporting period: October 31, 2023

Item 1.    Reports to Stockholders.

(a)    A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

Cambiar Aggressive Value ETF

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE ETF
OCTOBER 31, 2023

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at https://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-777-8227; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE ETF
OCTOBER 31, 2023
(UNAUDITED)

Cambiar Investors, LLC
Shareholder Letter
October 31, 2023
Cost of Capital – Year 2

Toward the end of 2021, the U.S. Federal Reserve began the process of moving to a restrictive monetary policy position. This was intended to quell an inflationary burst whose origins lay in a series of supply and demand imbalances emanating from the Covid-19 lockdowns of 2020, replete with fiscal and monetary largesse, and follows an extended period (~14 years) of ultra-low interest rates and balance sheet expansions by Central Banks worldwide. Market participants have, understandably, had difficulty processing how to appraise these anti-inflation efforts. Are they certain to generate a painful recession? How destabilizing will restrictive rates be after such a long period of low rates. Are Covid lockdown-driven supply outages the primary cause of the inflation bulge in the last two years, or was it too much money supply? Has the world exited a “lowflation” era to find itself in something a bit different? Will policies intended to decarbonize the world economy prove inflationary? Can an economic pole anchored by nations in an “illiberal East” provide a credible alternative to Western dominance? Does gigantic government spending and fiscal deficits, on a scale normally seen during major wars, nullify the restrictive monetary policy?

These are not questions that individually or collectively result in confident answers. Not really. All one can say with certainty as of late 2023 is that interest rates at the short and long end of the curve are a lot higher than at any point in the last 15 years, inflation rates appear to be trending down, and the national debt load is uncomfortably high.

Outside the United States, the post-Cold War optimism of free capital flows, free markets, and a reduced role for governments in allocating capital and resources has faded. This is most pronounced in the old poles of the Communist Second World, where Russian territorial and Chinese economic ambitions puncture the economic and political order that was expected to endure for decades. Confident answers as to where all this is going are similarly lacking.

Against this background, our internal view has been to resist anchoring to strong views about “macro narrative” questions despite the noisy rhetoric around them. The U.S. economy more resembles de-mobilization at the end of World War II, replete with all manner of industrial imbalances and international tensions, than any normal business-cycle analysis. These imbalances are finally dwindling down, along with an acute money supply bulge that we believe had as much to do with the inflation problems as any other factor. Net, it has been far more productive to focus on individual companies and industry/competitive dynamics and assess how these might develop favorably or unfavorably, as the case may be. Notably, a classic “defensive” playbook in equities, featuring heavy positions in defensive sectors such as utilities, staples, and healthcare stocks has been ineffectual throughout 2022 and 2023. This probably has as much to do with the 21st Century inverse correlation between bond valuations and stock valuations breaking down (they have become positively correlated) as company-specific factors.

Businesses solve problems, such as how best to grow, how to produce better products, how to bring value to their customers, what kind of innovations will be necessary, and so forth. Prices and price discovery are among the primary informational inputs that businesses use to answer these questions. With some degree of consistency, we are seeing businesses solve the price/ volume/value and logistics questions that have plagued the environment since early 2020. While there have been moments of acute excess and privation, it is (mostly) the same businesses and industries that exhibited strength and robustness prior to the 2020 COVID lockdowns that continue to exhibit strength. This includes all manner of digital economy businesses and traditional industrial businesses. Weaker business models and industries with fragmented competition, or sensitivity to financing costs, have been more challenged.

While it is easy to malign a macro-driven stock market narrative, it is clear enough that two big picture elements remain profound matters. The first is whether a return to an ultra-low inflation economy (as was the case from 2008-2019) is realistic, or has the world moved past the lowflation era. The second is whether economic growth can and must stagnate (or contract) to keep inflation sustainably under control. Bond yields, especially longer maturities, appear to be skeptical that lowflation will return entirely, while an inverted yield curve presages lower growth and an unsustainably high Fed Funds rate. It is quite possible that the spectacular increase in Federal Government debt, and substantial “structural” budget deficit position will itself prove to be additive to inflationary pressure. At the very least, 2023 has been the first year in a very long time where the supply of bond buyers needed to meet the enormous funding and issuance requirements has been in some question – also raising questions about what an equilibrium interest rate might be, and whether the correlation between stock valuations and bond yields may more resemble the 1970s-2000 (negatively correlated) versus the 2000-2021 version (positively correlated).

In 2023, this combination of restrictive monetary policy and limited economic predictability fueled a preference for profit growth “havens”. Some inevitable cooling of volumes and pricing power is inbound, while the severity and duration of the cooling remains uncertain. This… is our best explanation of the acutely narrow market breadth that has prevailed in 2023, as an extremely small group of stocks (the so-called Magnificent 7 or M7) have powered S&P 500 returns along with global averages. The M7 stocks have in common a strong presence in the digital economy of 2023 and likely beyond, though it is worth recalling that this kind of logic has found favor in past stock market eras only to prove errant in subsequent years.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE ETF
OCTOBER 31, 2023
(UNAUDITED)

Proponents of greater stock market breadth may recall a quote of Roman poet Horace:

“Many shall be restored that now are fallen and many shall fall that now are in honor.”

Our crystal ball remains murky, though a bit less than it was a year ago. We expected stocks to struggle to find direction in 2023, and for investor confidence in earnings, the appropriate discount rate, or the path of monetary policy to be lacking. Accordingly, we anticipated a low conviction, rotational market, characterized by multiple compression and asset price deflation as the higher cost of capital fed into valuations, until such time as less restrictive monetary policy could credibly be implemented. That view has generally held correct, with the equal weighted S&P 500 P/E multiple compressing to 15x earnings (a bit below longer term averages) at the end of October, down from a well above normal >20x in 2021. We could not have anticipated the rapid failures of several major regional U.S. banks in the first half of 2023 along with the demise of $800+ bn Credit Suisse, nor the relatively smooth absorption by the financial system of their demises. Nor would we have anticipated the significant multiple expansion of the M7 stocks amidst this backdrop.

Looking forward, it would be unusual for the narrow market breadth to continue for a second full year. Possible, but unusual. Likewise, it would be unusual for industries that uniquely benefited from the extremely long period of ultra-low interest rates and capital costs, to suddenly assert market leadership. Improved stock market breadth and less restrictive monetary policy likely coincide. We see a path toward this in 2024. Should the path to easier monetary policy become altogether clear, we suspect stocks would react broadly and quickly – making it difficult for investors on the sidelines to capture much of the improvement in breadth or valuation. This places a high value on committing capital throughout 2024, and sticking with it as the year unfolds.

Thank you for your continued confidence in Cambiar.

Sincerely,

Brian M. Barish

President

Cambiar Investors LLC

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the funds or any stock, nor should it be construed as a recommendation to purchase or sell a security. This information is for educational purposes only.

Mutual Fund investing involves risk, including possible loss of principal. In addition to the normal risks associated with equity investing, international investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Investments in small companies typically exhibit higher volatility. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Funds may invest in derivatives, which are often more volatile than other investments and may magnify the Fund’s gains or losses.

Holdings are subject to change.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE ETF
OCTOBER 31, 2023
(UNAUDITED)

Definition of Comparative Index

Russell 1000® Value Index: The Russell 1000® Value Index is a float-adjusted, market capitalization weighted Index of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which consists of 3,000 of the largest U.S. equities.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE ETF
(UNAUDITED)

Cambiar Aggressive Value ETF – The Cambiar Aggressive Value ETF (CAMX) has had a very good year, with performance exceeding its primary benchmark, the Russell 1000 Value Index, by over 900 bps. In a 12-month window, this is likely at or near the best relative performance that we can hope for – some mean reversion is more likely than not. Cambiar Aggressive Value was converted from a traditional 1940 Act Mutual Fund into an ETF via a shareholder vote in early 2023. The conversion process was smooth and the fund fortunately has had a strong start in this new format.

The goal, simply put, is strong performance over time via focused stock picking, with unique and differentiated positioning versus a large cap value universe. Thus far, the investment philosophy and implementation has worked as intended, with the backdrop of an overall challenging stock market backdrop where we have successfully avoided a large number of trouble spots. Part of the value proposition of active management is alpha through abstention and avoidance. Active strategies don’t own every stock, and a highly focused/non-diversified strategy such as Aggressive Value by definition is only involved in a select few parts of the stock market.

CAMX uses the same relative value philosophy to identify stocks trading at attractive valuations versus their longer-term fundamentals and peers. Internally, we view Cambiar’s overall approach to the concept of value investing as an “enlightened” definition of value, focused on business quality and capital discipline as key determinants of value and business risk that are an essential part of the overall stock evaluation process. We also incorporate drivers of value in the digital age - such as liquidity-driven marketplaces, unique IP, and end-market structures laced with inter-dependencies between key technologies, tools, materials, and their usage by customers – that often are not adequately valued by traditional value approaches. But like those traditional value approaches, we are highly averse to over-paying to participate in these kinds of businesses.

In the Aggressive Value strategy, we aim to be particularly stingy with respect to the price paid to participate in any business, whether IP-driven or as old school industrial as it gets. In particular, we want to see a profound disconnect between valuation at the point of purchase and our assessment of longer-term business fundamentals. Value disconnects of significant magnitude can and do happen in financial markets regularly, due to macro-narratives, controversies, and economic and cyclical factors to name but a few of the general types that we often observe. Sometimes, the valuation disconnects can be found by simply listening closely and tuning out the 24/7 noise in markets.

In 2023, two of the larger disconnects that we see are the narratives around industrial businesses and global decarbonization goals. Many investors in 2022-23 have tactically eschewed industrial businesses because these notionally fit into a “cyclical” bucket that should see constrained sales growth in a higher interest rate environment and a possible future recession. However, capital equipment and related products are essential if businesses are to combat inflation (they need to get more efficient!) and likewise to use less carbon. This disconnects – between traditional cyclicality and more secular realities – has created numerous opportunities in the space, with successful investments in Airbus, Rockwell Automation, Air Lease, and NOV Corp (an industrial business within the energy space) all connected in varying degrees to secular realities while exhibiting cyclical valuation compression.

In the energy space, the disconnect is even more apparent. Decarbonization is something that the world needs to do, that much is clear. Sadly, we believe the public discourse and politically urged solutions to decarbonization are deeply lacking as feasible, scalable, and non-intermittent (reliable) solutions do not exist without discomfortingly large leaps of logic and science. While this is going on in one corner of the market, over in the other corner the old and broadly vilified business of hydrocarbon energy has shown an (understandable) lack of urgency to invest in new production on a medium to longer-term time horizon. Production growth is just not rewarded very much by investors these days. We have concluded this means energy markets will “lean tight” over time, with reliably producible reserves probably worth more, as well as well-placed infrastructure, and some potential for “super spikes” in price not dissimilar to what was seen in 2022. In early 2023, energy markets corrected substantially after an exceptional run in 2022 due to Russia’s invasion of Ukraine and some overstated fears of severe supply disruptions, with oil prices briefly falling into the high $60s. We used this as an opportunity to build meaningful positions in some of the world’s lowest-cost producers, midstream energy, and longest-lived reserves (Canadian producers). Hydrocarbon energy is an old part of the old economy no doubt, and not a very popular part of it, but given the picture as we see it, we envision higher prices in general will be needed to balance market realities. And nobody will like it very much.

We have no aversion to technologically driven businesses, especially those that create lock-in effects with their customers. Two of these have been among the best performers for the strategy in 2023 – Google and Uber. Searching for stuff on the internet and searching for transportation in cities are primordial activities in the Information Age, in our view. These market leaders’ scale and size create considerable customer lock-in and therefore business moats. As these companies’ valuations have appreciated, positions have been pared a bit, but we remain comfortable that Uber and Google’s business activities are increasingly essential to their customers.

Elsewhere, we have generally avoided banks and the problems that beset the space. While banks are not going away, the opportunity set for them to grow profitably and generate significant returns is a smaller strike zone. Give the scope of bank stock underperformance in 2022-23, there will probably be a trading rally at some point in the next year. It’s just not clear that low bank stock valuations really represent a profound disconnect.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE ETF
(UNAUDITED)

The Aggressive Value Story - When Cambiar Aggressive Value first came into existence in 2007, the intention was to give it a provocative name and a very broad charter to achieve long-term returns. You might chuckle today to recall that back in 2007, value funds were held in favor in the markets, while growth funds were still looked at derisively after the reckless tech bubble and bust in the early 2000s. Nonetheless, in 2007 there were still lots of aggressive growth funds, and not a single aggressive value fund. To this day, Cambiar Aggressive Value is the only one that I am aware of.

To achieve such an objective the plan was for the Fund to be able “go big” and “go anywhere” in terms of capitalization, position size, and domicile, including some capacity to use derivatives and swaps to create short positions or leveraged long positions. The unbounded freedom sounded great in theory – in practice, it has more or less led to performance booms and busts. It was too many degrees of freedom, which is challenging in general and especially in a concentrated strategy. Dialing in the right exposure down cap versus ex-U.S., versus U.S. large caps was perpetually challenging. As the Aggressive Value Fund prepared for ETF conversion, we elected to narrow its scope as primarily a large cap value strategy, with the flexibility to explore a bit beyond U.S. shores or down cap, but nonetheless a more explicit capitalization range and performance expectation. Thus far, we believe this is the right decision and will better align the fund and investor expectations.

Hedging and hedging instruments – Cambiar has not generally employed futures, forward contracts, and other such instruments to manage currency or other forms of volatility, as these represent “known costs for unknown benefits”, although we retain the option to do so. Our philosophy is that these instruments make the most sense for manufacturing companies, who expect to deliver a certain good at a certain time in the future with costs that can also be certain in today’s currency prices but not necessarily in the future. Mutual fund portfolios, on the other hand, are never “delivered” to a final buyer; they are intended to represent a continuous set of holdings for years or decades, with daily liquidity as an option for the investors in the Fund. Hedging instruments are not designed with any of this in mind. Hedging costs are feasible (that is to say not overly costly) in a world of stable currencies and lower interest rates, but for currencies with volatile trading patterns or high local interest rates, such as emerging market currencies, the cost of hedging instruments can be either prohibitive or wholly inconsistent in their availability. For emerging market positions, of which we have but a few presently, if one is not confident of the value and stability of local currencies, we believe it is best not to invest heavily in general.

Derivatives – The only Cambiar strategy that has held any derivatives since early 2012 is the Aggressive Value portfolio, where Cambiar employs the use of longer maturity call options and total return swaps on occasion. In our view, these instruments, among other impacts, can permit smoother management of Fund positions and cash balances during periods of cash flow and market volatility and also allow for some degree of improved management portfolio returns. By their nature, derivatives embed a degree of leverage and can either amplify or reduce overall portfolio performance accordingly. The Aggressive Value Fund and subsequently ETF, did not employ any derivatives in FY2023.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE ETF
(UNAUDITED)

CHARACTERISTICS & PERFORMANCE

Characteristics
Ticker	CAMAX
Number of Holdings	27
Strategy Assets	$46,128 B

AVERAGE ANNUAL TOTAL RETURN(1) FOR THE YEAR ENDED OCTOBER 31, 2023
	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Annualized Inception to Date
Cambiar Aggressive Value ETF*	9.51%	11.72%	6.88%	5.13%	6.57%
Russell 1000® Value Index	0.13%	10.21%	6.60%	7.60%	6.15%

GROWTH OF A $10,000 INVESTMENT

(1) Commenced operations on August 31, 2007.

* Reflects performance of Cambiar Aggressive Value Fund through February 12, 2023 and Cambiar Aggressive Value ETF thereafter.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 3.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE ETF
OCTOBER 31, 2023

SECTOR WEIGHTINGS (UNAUDITED)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.8%

	Shares	Value
CANADA — 11.3%
Cenovus Energy	144,380	$2,754,770
Suncor Energy	77,431	2,508,765

		5,263,535

FRANCE — 3.2%
Airbus ADR	44,223	1,476,164

JAPAN — 4.0%
Nintendo ADR	182,925	1,887,786

UNITED STATES — 80.3%
Air Lease	48,470	1,678,516
Alphabet *	11,524	1,429,898
American Express	13,066	1,908,028
Applied Materials	6,704	887,274
Bristol-Myers Squibb	21,000	1,082,130
Centene *	25,155	1,735,192
Chevron	16,082	2,343,630
Constellation Brands	8,107	1,898,254
Corteva	30,942	1,489,548
Energy Transfer	137,000	1,801,550
Goldman Sachs Group	6,332	1,922,458
Intercontinental Exchange	14,438	1,551,219
Laboratory Corp of America Holdings	9,313	1,860,085
Liberty Media Corp -Liberty Formula One *	23,820	1,540,916
Medtronic	20,515	1,447,538
PPG Industries	13,000	1,596,010
RTX	30,152	2,454,071
Sysco	21,654	1,439,775
TE Connectivity	14,117	1,663,688
Texas Instruments	11,300	1,604,713

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE ETF
OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value
UNITED STATES — continued
Uber Technologies *	36,930	$1,598,331
Union Pacific	5,025	1,043,240
Waters *	6,392	1,524,684

		37,500,748

TOTAL COMMON STOCK (Cost $42,655,587)		46,128,233

TOTAL INVESTMENTS — 98.8% (Cost $42,655,587)		$46,128,233

Percentages are based on Net Assets of $46,690,622.

*	Non-income producing security.

ADR — American Depositary Receipt

As of October 31, 2023, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE ETF
OCTOBER 31, 2023

STATEMENT OF ASSETS AND LIABILITIES

Aggressive Value ETF Fund

Assets:
Cost of securities	$42,655,587

Investments in securities, at value	$46,128,233
Cash equivalents	395,681
Dividends receivable	95,977
Receivable for dividend tax reclaims	94,491

Total Assets	46,714,382

Liabilities:
Payable for Investment advisory fees	23,760

Total Liabilities	23,760

Net Assets	$46,690,622

Net Assets:
Paid-in Capital	$58,035,495
Total Accumulated Losses	(11,344,873)

Net Assets	$46,690,622

Net Assets	$46,690,622
Total shares outstanding at end of year	1,985,325
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$23.52

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE ETF
FOR THE YEAR ENDED
OCTOBER 31, 2023

STATEMENT OF OPERATIONS

Aggressive Value ETF Fund

Investment Income
Dividends	$1,096,039
Interest	26,640
Less: Foreign Taxes Withheld	(88,287)

Total Investment Income	1,034,392

Expenses
Investment Advisory Fees	315,338
Shareholder Servicing Fees - Investor Class Shares	19,151
Administration Fees	6,888
Trustees’ Fees	1,861
Chief Compliance Officer Fees	433
Registration & Filing Fees	18,657
Transfer Agent Fees	18,150
Legal Fees	11,987
Audit Fees	8,366
Custodian Fees	3,501
Pricing Fees	2,297
Printing Fees	1,686
Other Expenses	5,836

Total Expenses	414,151

Less:
Investment Advisory Fees Waiver	(73,276)

Net Expenses	340,875

Net Investment Income	693,517

Net Realized Gain on Investments(1)	4,388,339
Net Realized Loss on Foreign Currency Transactions	(106)
Net Change in Unrealized Depreciation on Investments	(1,022,325)
Net Change in Unrealized Appreciation on Translation of Other Assets and Liabilities Denominated in Foreign Currencies	5,696

Net Gain on Investments	3,371,604

Net Increase in Net Assets from Operations	$4,065,121

(1) Includes realized gain as a result of in-kind transactions. (See Note 5 in Notes to Financial Statements.)

* For the Period November 1, 2022 to February 12, 2023 the performance presented is for the Predecessor Fund. See Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2023*	Year Ended October 31, 2022*
Operations:
Net Investment Income	$693,517	$342,983
Net Realized Gain (Loss)(1)	4,388,233	(1,133,648)
Net Change in Unrealized Appreciation (Depreciation)	(1,016,629)	(6,476,190)

Net Increase (Decrease) in Net Assets Resulting from Operations	4,065,121	(7,266,855)

Distributions:	(291,761)	(173,024)

Capital Share Transactions:
Issued	5,243,058	861,747
Reinvestment of Dividends	287,762	170,432
Redemption Fees — Note 2	—	1,053
Redeemed	(6,070,414)	(3,829,952)

Net Decrease in Net Assets from Capital Share Transactions	(539,594)	(2,796,720)

Total Increase (Decrease) in Net Assets	3,233,766	(10,236,599)

Net Assets:
Beginning of year	43,456,856	53,693,455

End of year	$46,690,622	$43,456,856

Share Transactions:
Issued	214,381	38,148
Reinvestment of Dividends	13,009	6,739
Redeemed	(251,793)	(165,448)

Net Decrease in Shares Outstanding	(24,403)	(120,561)

Amounts designated as “—“ are $0 or have been rounded to $0.

(1) Includes realized gain as a result of in-kind transactions. (See Note 5 in Notes to Financial Statements.)

* For the Period prior to February 12, 2023 the performance presented is for the Predecessor Fund. See Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE ETF

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Cambiar Aggressive Value ETF
	Year ended October 31,
	2023*	2022*	2021*	2020*	2019*
Net Asset Value, Beginning of Year	$21.62	$25.20	$17.11	$18.73	$17.50
Income (Loss) from Operations:	0.35	0.17	0.03	0.15	0.22
Net Investment Income(1)
Net Realized and Unrealized Gain (Loss)	1.70	(3.67)	8.16	(1.51)	1.15

Total from Operations	2.05	(3.50)	8.19	(1.36)	1.37

Dividends and Distributions: Net Investment Income	(0.15)	(0.08)	(0.10)	(0.26)	(0.14)

Total Dividends and Distributions	(0.15)	(0.08)	(0.10)	(0.26)	(0.14)

Redemption Fees(1)	—	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)

Net Asset Value, End of Year	$23.52	$21.62	$25.20	$17.11	$18.73

Total Return†	9.51%	(13.93)%	47.96%	(7.44)%	8.04%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$46,691	$43,457	$53,693	$37,808	$54,735
Ratio of Expenses to Average Net Assets	0.73%	1.05%	1.00%	1.05%	1.16%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expense Reimbursements and Fees Paid Indirectly)	0.89%	1.34%	1.22%	1.29%	1.32%
Ratio of Net Investment Income to Average Net Assets	1.48%	0.72%	0.13%	0.86%	1.26%
Portfolio Turnover Rate	70%	103%	112%	135%	92%

*	For the Period prior to February 12, 2023 the performance presented is for the Predecessor Fund. See Note 6 in the Notes to Financial Statements.
†

Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.005 per share.

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE ETF
OCTOBER 31, 2023

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) was organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 28 portfolios. The financial statements herein are those of the Cambiar Aggressive Value ETF (the “Fund”), which is considered to be non-diversified. The investment objective of the Fund is to seek long-term capital appreciation. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

Shares of the Fund are listed and traded on the NYSE Arca, Inc. (the “Exchange”). Market prices for shares of the Fund may be different from their net asset value (“NAV”). The Fund issues and redeems shares on a continuous basis to certain institutional investors (typically market makers or other broker-dealers) at NAV only in large blocks of shares, called “Creation Units”. Transactions for the Fund are generally conducted in exchange for the deposit or delivery of cash. Once created, shares trade in a secondary market at market prices that change throughout the day in share amounts less than a Creation Unit.

Before the Fund commenced operations, the Fund acquired the assets and liabilities of the Cambiar Aggressive Value Fund, an open-ended mutual fund (the “Predecessor Fund”). After being approved by shareholders of the Predecessor Fund, the Predecessor Fund was reorganized into the Fund, effective on February 13, 2023 (the “Reorganization”). As a result of the Reorganization, shareholders of the Predecessor Fund received shares of the Fund, and the Fund assumed the performance and accounting history of the Predecessor Fund. The Reorganization was a tax-free exchange of shares for the shareholders of the Predecessor Fund

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures (the “Fair Value Procedures”) established by the Adviser and approved by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the “valuation designee” to determine the fair value of securities and other instruments for which no readily available market quotations are available. The Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) of the Adviser.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under ASC 820 are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE ETF
OCTOBER 31, 2023

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with the Adviser’s pricing procedure, etc.)

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Federal Income Taxes — It is the Fund’s intention to qualify or continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to share-holders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than- not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of October 31, 2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended October 31, 2023, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification.

Cash Equivalents — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash equivalents on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Expenses — Expenses of the Trust which can be directly attributed to a particular Fund are borne by that Fund. Expenses which cannot be directly attributed to a Fund are apportioned among the Fund of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Fund will distribute substantially all of their net investment income and net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

Creation Units — The Fund issues and redeems Shares at NAV and only in large blocks of Shares (each block of Shares for a Fund is a Creation Unit of 10,000 Shares, or multiples thereof).

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE ETF
OCTOBER 31, 2023

The following table discloses the value/cost- of one creation unit, creation transaction fee and redemption transaction fee for each transaction in a Creation Unit as of October 31, 2023:

Creation Unit Shares	Creation Transaction Fee	Value	Redemption Transaction Fee
10,000	$ 100	$ 235,200	$ 100

The Adviser may retain all or a portion of the transaction fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the purchase or redemption of a Creation Unit, which the transaction fee is designed to cover.

Except when aggregated in Creation Units, Shares are not redeemable securities of a Fund. Shares of a Fund may only be purchased or redeemed by certain Authorized Participants. An Authorized Participant is either (i) a broker- dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the Shares directly from a Fund. Rather, most retail investors will purchase Shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees when buying or selling Shares. If a Creation Unit is purchased or redeemed for cash, a higher transaction fee will be charged.

To the extent contemplated by an Authorized Participant Agreement, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the shares comprising a Creation Unit to be redeemed to SEI Investments Distribution Co. (the “Distributor”), on behalf of the Fund, by the time as set forth in the Authorized Participant Agreement, the Distributor may nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral equal to a percentage of the value of the missing shares as specified in the Authorized Participant Agreement. An Authorized Participant Agreement may permit the Fund to use such collateral to purchase the missing shares, and could subject an Authorized Participant to liability for any shortfall between the cost of the Fund acquiring such shares and the value of the collateral. Amounts are disclosed as Segregated Cash Balance from Authorized Participants for Deposit Securities and Collateral Payable upon Return of Deposit Securities on the Statement of Assets and Liabilities, when applicable.

3. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custody Agreements:

The Fund and SEI Investments Global Fund Services (the “Administrator”) are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended October 31, 2023, the Fund incurred the following fees for these services: $6,888 for the Cambiar Aggressive Value ETF.

The Fund has adopted a shareholder servicing fee plan under which a shareholder servicing fee up to 0.25% of average daily net assets attributable to the Investor Class Shares of the Fund will be paid to the Distributor. The Distributor may perform, or may compensate other service providers for providing, certain shareholder and administrative services. Shareholder servicing fees in excess of 0.25% of average daily net assets are paid by Cambiar Investors, LLC (the “Adviser”).

Certain officers of the Trust are also officers of the Administrator, which is a wholly-owned subsidiary of SEI Investments Company and/or the Distributor. Such officers are paid no fees by the Trust for serving as officers of the Trust.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

Brown Brothers Harriman & Co serves as transfer agent for the Fund under the transfer agency agreement with the Trust.

Brown Brothers Harriman & Co serves as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

4. Investment Advisory Agreements:

Under the terms of the investment advisory agreement, the advisory fees for the Fund are as follows:

    Advisory Fee

0.59%

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE ETF
OCTOBER 31, 2023

Pursuant to an investment advisory agreement with the Trust and subject to the general supervision of the Board, the Adviser provides or causes to be furnished all investment management, supervisory, administrative and other services reasonably necessary for the operation of the Fund, including certain distribution services (provided pursuant to a separate distribution agreement) under a unitary fee structure. The Fund is responsible for paying: (a) the management fee payable to the Adviser under the investment advisory agreement; (b) interest; (c) taxes; (d) brokerage commissions, and other expenses incurred in placing or settlement of orders for the purchase and sale of securities and other investment instruments; (e) acquired fund fees and expenses; (f) accrued deferred tax liability; (g) extraordinary expenses; and (h) distribution fees and expenses paid by the Fund under any distribution plan adopted by the Board pursuant to Rule 12b-1 under the 1940 Act, if any. For its services to the Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.59% of the average daily net assets of the Fund.

With respect to the Predecessor Fund, the advisory fee under the terms of an investment advisory agreement for the Predecessor Fund was 0.90% of the Predecessor Fund’s average daily net assets. However, the Adviser had contractually agreed, through March 1, 2023, to waive a portion of its advisory fees and to assume expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, non-routine expenses, and shareholder servicing fees) of the Predecessor Fund from exceeding 0.95% of the average daily net assets of each of the Predecessor Fund’s share classes (the “Contractual Expense Limit”). In addition, the Adviser was entitled to seek reimbursement from the Predecessor Fund for the difference between the total annual fund operating expenses (not including excluded expenses) and the expense cap noted above in order to recapture all or a portion of the Adviser’s previously waived fees and reimbursed expenses made during the preceding three-year period. As a result of the Reorganization, the Contractual Expense Limit and the Adviser’s right to recapture previously waived fees and reimbursed expenses were terminated as of February 12, 2023.

For the fiscal year ended October 31, 2021, the Predecessor Fund paid 0.68% of its average daily net assets (after fee waivers) in advisory fees to the Adviser.

For the fiscal year ended October 31, 2023, the Adviser waived $73,276 of investment advisory fees. Such waived advisory fees are no longer subject to recapture by the Adviser.

Refer to waiver of investment advisory fees on the Statements of Operations for fees waived for the year ended October 31, 2023.

5. Investment Transactions:

For the period ended October 31, 2023, the purchases and sales of investment in securities, excluding in-kind transactions, long-term U.S. Government and short-term securities were:

Purchases	Sales
$ 35,770,165	$ 36,051,854

There were no purchases or sales of long-term U.S. Government Securities of the Fund.

For the year ended October 31, 2023, in-kind transactions associated with creations and redemptions were:

Purchases	Sales	Net Realized Gain
$1,657,018	$4,381,120	$1,125,612

6. Reorganization:

At a meeting held on February 6, 2023, the shareholders of the Cambiar Aggressive Value Fund (the “Predecessor Fund”) approved an Agreement and Plan of Reorganization (the “Plan”) relating to the reorganization of the Predecessor Fund (the “Reorganization”) into a new series of the Trust to operate as an exchange-traded fund (the “Cambiar Aggressive Value ETF” or the “Fund”). Following a recommendation by the Adviser, the Trust’s Board had previously determined that the Reorganization was in the best interests of the Predecessor Fund and its shareholders, and recommended to shareholders that they vote to approve the Plan. The Reorganization became effective on February 13, 2023 when the Fund commenced operations. As a result of the Reorganization, shareholders of the Predecessor Fund received shares of the Fund, and the Fund assumed the performance and accounting history of the Predecessor Fund.

7. Federal Tax Information:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. GAAP. These book/tax differences may be temporary or permanent in nature. The permanent differences are primarily attributable to investments in partnerships, foreign currency translations. The permanent differences that are credited or charged to Paid-in Capital and Distributable Earnings as of October 31, 2023 is primarily related to tax treatment of gains (losses) from securities redeemed in-kind:

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE ETF
OCTOBER 31, 2023

Distributable Loss	Paid-in Capital
$ (1,134,356)	$ 1,134,356

The tax character of dividends and distributions declared during the last two fiscal years ended October 31, were as follows:

	Ordinary Income	Long -Term Capital Gain	Total
2023	$291,761	$—	$291,761
2022	173,024	—	173,024

As of October 31, 2023, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

Undistributed Ordinary Income	$287,503
Capital Loss Carryforwards	(14,940,567)
Net Unrealized Appreciation	3,308,185
Other Temporary Differences	6

Total Accumulated Losses	$(11,344,873)

As of October 31, 2023, the Fund has capital losses carried forward as follows:

Short-Term Loss	Long-Term Loss	Total Post- Enactment Capital Loss Carryforwards
$14,940,567	$—	$14,940,567

During the year ended October 31, 2023, the following funds utilized the prior year capital loss carryforward:

Short-Term Loss	Long-Term Loss	Total Post- Enactment Capital Loss Carryforwards
$3,494,522	$—	$3,494,522

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and partnerships.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments for Federal income tax purposes at October 31, 2023, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$42,818,773	$4,836,348	$(1,528,163)	$3,308,185

8. Concentrated Risks:

The Fund’s use of derivatives, including options and swaps, is subject to market risk, leverage risk, correlation risk, liquidity risk, counterparty risk, valuation risk and hedging risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Markets for securities in which the Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate closely or at all with the underlying asset, rate or index. Liquidity risk is the risk that the derivative may be difficult or impossible to sell at the time and the price that the Fund would like, which may result in the Fund accepting a lower price to sell a security, selling other securities

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE ETF
OCTOBER 31, 2023

to raise cash or giving up another investment opportunity, any of which could have a negative effect on the Fund’s management or performance. Counterparty risk is the risk that the counterparty to a derivative contract will default or otherwise fail to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Hedging risk is the risk that derivatives instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Each of these risks could cause a Fund to lose more than the principal amount invested in a derivative instrument.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

The foregoing is not intended to be a complete discussion of the risks associated with investing in a Fund. Please review the Fund’s current prospectus for additional disclosures regarding the principal risks associated with investing in a Fund.

9. Other:

At October 31, 2023, all shares issued by the Fund were in Creation Unit aggregations to Authorized Participants through primary market transactions (e.g., transactions directly with the Fund). However, the individual shares that make up those Creation Units are traded on the Exchange (e.g., secondary market transactions). Some of those individual shares have been bought and sold by persons that are not Authorized Participants. Each Authorized Participant has entered into an agreement with the Fund’s Distributor.

10. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of October 31, 2023.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE ETF
OCTOBER 31, 2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and the Shareholders of Cambiar Aggressive Value ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Cambiar Aggressive Value ETF (the “Fund”) (one of the funds constituting The Advisors’ Inner Circle Fund (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting The Advisors’ Inner Circle Fund) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Cambiar Investors investment companies since 2005.

Philadelphia, Pennsylvania

December 29, 2023

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE ETF
FOR THE YEAR ENDED
OCTOBER 31, 2023

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, ages, position with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs.

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INTERESTED TRUSTEES [3],[4]
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (since 1991)

SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company), The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018.

N. Jeffrey Klauder (Born: 1952)	Trustee (since 2018)	Senior Advisor of SEI Investments since 2018. Executive Vice President and General Counsel of SEI Investments, 2004 to 2018.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Trustees oversee 28 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE ETF
FOR THE YEAR ENDED
OCTOBER 31, 2023

Nesher and Klauder are Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-777-8227. The following chart lists Trustees and Officers as of October 31, 2023.

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, Catholic Responsible Investments Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and Catholic Responsible Investments Funds. Director of SEI Private Trust Company, SEI Global Fund Services Ltd., SEI Investments Global Limited, SEI Global Master Fund, SEI Global Investments Fund, SEI Global Assets Fund and SEI Investments - Guernsey Limited.

Former Directorships: Trustee of SEI Investments Management Corporation, SEI Trust Company, SEI Investments (South Africa), Limited and SEI Investments (Canada) Company to 2018. Trustee of The KP Funds to 2022.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE ETF
FOR THE YEAR ENDED
OCTOBER 31, 2023

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INDEPENDENT TRUSTEES[3]
Kathleen Gaffney (Born: 1961)	Trustee (since 2022)	Retired since 2019. Vice President and Portfolio Manager, Eaton Vance Management from 2012 to 2019.
Joseph T.Grause, Jr. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)

Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

Betty L.Krikorian (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.
Robert Mulhall (Born: 1958)	Trustee (since 2019)	Partner, Ernst & Young LLP, from 1998 to 2018.
Bruce Speca (Born: 1956)	Trustee (since 2011)

Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.

Monica Walker (Born: 1958)	Trustee (since 2022)

Retired. Private Investor since 2017. Co-Founder (1991-2017), Chairman and Chief Executive Officer (2009 to 2017) and Chief Investment Officer - Equity (2007 to 2017) of Holland Capital Management, LLC (Chicago).

OFFICERS
Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments, since 2004.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 8 funds in The Advisors’ Inner Circle Fund II.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE ETF
FOR THE YEAR ENDED
OCTOBER 31, 2023

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and Catholic Responsible Investments Funds.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, and Catholic Responsible Investments Funds.

Former Directorships: Director of The Korea Fund, Inc. to 2019. Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, and Catholic Responsible Investments Funds.

Former Directorships: Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds.

Former Directorships: Trustee of Villanova University Alumni Board of Directors to 2018. Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds.

Former Directorships: Trustee of The KP Funds to 2022. Director of Stone Harbor Investments Funds (8 Portfolios), Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund) to 2022.

Former Directorships: Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and Catholic Responsible Investments Funds.

None.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE ETF
FOR THE YEAR ENDED
OCTOBER 31, 2023

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years
OFFICERS (continued)

James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

Donald Duncan (Born: 1964)	Anti-Money Laundering Compliance Officer and Privacy Coordinator (since 2023)	Chief Compliance Officer and Global Head of Anti-Money Laundering Strategy of SEI Investments Company since January 2023. Head of Global Anti-Money Laundering Program for Hamilton Lane Advisors, LLC from August 2021 until December 2022. Senior VP and Supervising Principal of Hamilton Lane Securities, LLC from June 2016 to August 2021. Senior Director at AXA-Equitable from June 2011 until May 2016. Senior Director at PRUCO Securities, a subsidiary of Prudential Financial, Inc. from October 2005 until December 2009.

Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2019)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.

Matthew M. Maher (Born: 1975)	Vice President (since 2018) Secretary (since 2020)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE ETF
FOR THE YEAR ENDED
OCTOBER 31, 2023

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE ETF
FOR THE YEAR ENDED
OCTOBER 31, 2023

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation in the Past Five Years
OFFICERS (continued)

Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.

Stephen F. Panner (Born: 1970)	Chief Compliance Officer (since 2022)	Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE ETF
FOR THE YEAR ENDED
OCTOBER 31, 2023

Other Directorships

Held in the Past Five Years

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE ETF
OCTOBER 31, 2023

DISCLOSURE OF FUND EXPENSES (Unaudited)

All ETFs have operating expenses. As a shareholder of a ETF, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a ETF’s gross income and directly reduce your investment return. These expenses are expressed as a percentage of a ETF’s average net assets; this percentage is known as a ETF’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other ETFs. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2023 to October 31, 2023).

The table on the next page illustrates your Fund’s costs in two ways:

•  Actual Fund Return. This section helps you to estimate the actual expenses that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

•  Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other ETFs. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all ETFs to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other ETFs.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

DISCLOSURE OF FUND EXPENSES (Unaudited)
	Beginning Account Value 05/01/23	Ending Account Value 10/31/23	Annualized Expense Ratios	Expenses Paid During Period*
Cambiar Aggressive Value ETF
Actual Fund Return	$1,000.00	$987.40	0.59%	$2.96
Hypothetical 5% Return	$1,000.00	$1,022.23	0.59%	$3.01

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE ETF
OCTOBER 31, 2023

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on May 23–24, 2023 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of funds and the Fund’s benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark indices and a peer group of funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmarks and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE ETF
OCTOBER 31, 2023

improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of funds as classified by Lipper. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE ETF
OCTOBER 31, 2023

REVIEW OF THE LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)

Pursuant to Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Funds’ investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk. The Program is overseen by the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds.

At a meeting of the Board held on May 23, 2023, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period from January 1, 2022 through December 31, 2022. Among other things, the Program Administrator’s report noted that:

•      The Program Administrator had determined that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk during the period covered by the report.

•      During the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders.

•      Material changes had been made to the Program during the period covered by the report that incorporate applicable requirements of the Liquidity Rule relating to exchange-traded funds.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE ETF
OCTOBER 31, 2023

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2023 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2023 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31 2023, each portfolio is designating the following items with regard to distributions paid during the year.

	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Rec. Deduction (1)	Qualifying Dividend Income (2)
Cambiar Aggressive Value ETF	0.00%	100.00%	100.00%	87.94%	100.00%

	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)	Qualifying Business Income (6)
Cambiar Aggressive Value ETF	0.00%	0.00%	0.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of “Ordinary Income Distributions.”

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE ETF
OCTOBER 31, 2023

SUPPLEMENTAL INFORMATION (UNAUDITED)

NAV is the price per share at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the market value of the fund’s holdings. The NAV of a fund may also be impacted by the accrual of deferred taxes. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Further information regarding the Fund’s premiums and discounts is available on the Fund’s website at www.cambiar.com/etf/ camx.

The Cambiar ETFs

P.O. Box 219009

Kansas City, MO 64121

1-866-777-8227

Investment Adviser

Cambiar Investors, LLC

200 Columbine Street

Suite 800

Denver, CO 80206

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel

Morgan, Lewis & Bockius, LLP

2222 Market Street

Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm

Ernst & Young LLP

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

CMB-AR-002-0100

(b)    Not applicable.

Item 2.    Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.    Audit Committee Financial Expert.

(a)(1)  The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2)  The Registrant’s audit committee financial expert is Robert Mulhall. Mr Mulhall is considered to be “independent”, as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.    Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust.

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE October 31, 2023			FYE October 31, 2022
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$72,710	None	None	$72,710	None	None
(b)	Audit- Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	$115,395(4)	$10,000(2)	None	$256,295(4)
(d)	All Other Fees	None	None	$47,411(5)	None	None	$86,500(5)

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust.

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

2

		2023			2022
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$550,800	None	None	$529,590	None	None
(b)	Audit- Related Fees	None	None	None	$10,000(6)	None	None
(c)	Tax Fees	None	None	None	$2,000(3)	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Cohen & Co. (“Cohen”) related to the Trust.

Cohen billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2023			2022
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$61,000	None	None	$61,000	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

3

(2)	Final tax compliance services provided to McKee International Equity Portfolio.

(3)	Common Reporting Standard (“CRS”) tax services for the Sands Capital Global Growth Fund.

(4)	Tax compliance services provided to service affiliates of the funds.

(5)	Non-audit assurance engagements for service affiliates of the funds.

(6)	Fees related to consents for Cambiar N-14 filings.

(e)(1)    The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2023	2022
Audit-Related Fees	None	None

4

Tax Fees	None	None
All Other Fees	None	None

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2023	2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (Cohen):

	2023	2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f)    Not applicable.

(g)    The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years ended October 31st were $162,806 and $342,795 for 2023 and 2022, respectively.

(g)    The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years ended October 31st were $0 and $2,000 for 2023 and 2022, respectively.

(g)    The aggregate non-audit fees and services billed by Cohen for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2023 and 2022, respectively.

(h)    During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

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(i)    Not Applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j)    Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR § 240.3b-4.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13. Exhibits.

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(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President
Date: January 9, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President
Date: January 9, 2024

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger
Treasurer, Controller, and CFO
Date: January 9, 2024

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